ADVANCED SERIES TRUST

AST Goldman Sachs Concentrated Growth Portfolio

 Supplement dated September 19, 2013

to the Summary Prospectus, Prospectus and

Statement of Additional Information dated April 29, 2013

This supplement should be read in conjunction with your Advanced Series Trust (AST) Summary Prospectus, Prospectus and Statement of Additional Information (SAI) and should be retained for future reference. The AST Goldman Sachs Concentrated Growth Portfolio may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Summary Prospectus, Prospectus and SAI. This Supplement is only applicable to the AST Goldman Sachs Concentrated Growth Portfolio. No other portfolios of the Trust are affected by this Summary Prospectus, Prospectus and SAI Supplement.

I.	Pending Fund Reorganization

The Board of Trustees of AST (the Board) recently approved the fund reorganization described below.

Target Fund	Acquiring Fund
AST Goldman Sachs Concentrated Growth Portfolio of Advanced Series Trust	AST Loomis Sayles Large-Cap Growth Portfolio of Advanced Series Trust

Pursuant to this reorganization, the assets and liabilities of the Target Fund will be exchanged for shares of the Acquiring Fund, and shareholders of the Target Fund will become shareholders of the Acquiring Fund. No sales charges will be imposed in connection with the reorganization. The Acquiring Fund shares to be received by Target Fund shareholders in the reorganization will be equal in value to the Target Fund shares held by such shareholders immediately prior to the reorganization. The completion of the reorganization transaction is subject to approval by the shareholders of the Target Fund and the satisfaction of certain customary closing conditions, including the receipt of an opinion of special tax counsel to the effect that the reorganization transaction will constitute a tax-free transaction under federal tax law.

It is anticipated that a proxy statement/prospectus relating to this transaction will be mailed to Target Fund shareholders during December, 2013 and that the special meeting of Target Fund shareholders will be held during January, 2014. Assuming receipt of the required shareholder approval and satisfaction of the relevant closing conditions for the reorganization transaction, it is expected that the reorganization transaction would be completed as of the close of business on February 7, 2014.

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